                                                                Exhibit 10(i).13

                      OPTION TO LEASE REAL ESTATE AGREEMENT

     THIS OPTION TO LEASE REAL ESTATE  AGREEMENT  (this  "Agreement") is entered into as of this 15th day of January,  2007 by and between Dennis Grain,  Inc., a
Nebraska  corporation  (hereinafter  referred to as "Owner") and NEDAK  Ethanol,
LLC,  a  Nebraska  limited  liability  company   (hereinafter   referred  to  as
"Prospective Tenant").

                                    RECITALS

     A.   Owner is the owner of certain  real estate  located  generally  at the intersection of Sale Barn Road and 10th Street in O'Neil, Holt County,
          Nebraska,  more  accurately  identified on the map attached  hereto as
          Exhibit "A" and the legal description  attached hereto as Exhibit "B".
          Such real estate is hereinafter referred to as the "Option Property".

     B.   The  parties  desire  to  execute  this  Agreement,  thereby  granting
          Prospective  Tenant the sole and exclusive  option to lease the Option
          Property, pursuant to the terms set forth below.

     NOW,  THEREFORE,  for  just  and  proper  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties do hereby agree to the following:

     1.   Owner hereby grants to Prospective Tenant sole and exclusive option to lease the Option Property. The option to lease the Option Property may hereinafter be referred to as the "Option".

     2.   Prospective  Tenant  may  exercise  the  Option  to lease  the  Option
          Property  at any time  during the Term of this  Agreement  (as defined below). Within fifteen (15) days upon Prospective Tenant's exercise of the Option, given via written notice from Prospective Tenant to Owner, the parties shall execute the ground lease attached  hereto as Exhibit
          "C" (the "Ground Lease").

     3.   In  consideration of this Agreement,  Prospective  Tenant shall pay to
          Owner the sum of Two  Hundred  Dollars and No Cents  ($200.00)  within five (5) days following the date hereof.  Such funds shall hereinafter be  referred to as the  "Deposit."  Upon the  execution  of the Ground
          Lease,  the parties shall apply the Deposit to any  consideration  due thereunder.

     4.   Prospective  Tenant may exercise the Option at any time within one (1)
          year  following the  execution of this  Agreement  (the  "Term").  The
          Option shall be

                                      -1-

          deemed void  should  Prospective  Tenant  fail to exercise  the Option within such time.

     5.   During the term of this  Agreement,  Owner shall (i) not  encumber the
          Option  Property  or any part  thereof,  (ii)  not  sell or  otherwise transfer title to the Option Property or any part thereof to any third party, or (iii) reject any prospective purchase agreements or purchase offers for the Option  Property or any part  thereof  presented by any third party.

     6.   Prospective  Tenant shall have the right to enter the Option  Property during  the  Term of this  Agreement  upon  reasonable  notice  and at reasonable times to conduct  geotechnical surveys and/or environmental tests,  including,  but not limited to,  so-called "Phase I" or "Phase
          II" environmental  analyses, and tests to determine whether the Option
          Property will be suitable for Prospective  Tenant's potential business purposes set forth in the Ground Lease.  Prospective  Tenant agrees to indemnify and hold harmless Owner against any and all claims, actions, damages,  liability  and  expense  in  connection  with  loss of life, personal injury and/or damage to property arising from such surveys or tests; provided,  however, that Owner shall not be indemnified for the negligence or willful  misconduct of Owner, or its employees,  agents, contractors or invitees.

     7.   Whenever in this  Agreement  it shall be required  or  permitted  that notice be given by either party hereto to the other, such notice shall be forwarded by hand, certified mail, or overnight delivery, addressed as follows:

                           If to Owner:

                                 Dennis Grain, Inc.
                                 406 S. 10th St.
                                 O'Neill, Nebraska 68763
                                 Attn: Steve Dennis

                           If to Prospective Tenant:

                                 NEDAK Ethanol, LLC
                                 PO Box 391
                                 Atkinson, Nebraska 68713
                                 Attn: Jerome Fagerland

          Such notices shall be deemed  received when such  certified  letter is deposited  in  the  mail  or  notice  is  transferred  to a  reputable overnight delivery service.

     8.   Prospective  Tenant shall not assign any or all of its rights  arising from this Agreement  without the prior written approval of Owner, such approval not to be unreasonably  withheld or delayed.  Notwithstanding the foregoing,  an assignment to any affiliate of Prospective  Tenant, to any  entity  with  which  or  into  which  Prospective  Tenant  may consolidate or merge or to any entity to which

                                      -2-

          Prospective  Tenant  may sell all or  substantially  all of its assets shall not constitute an assignment requiring Owner's consent.

     9.   No waiver of any  condition  or legal right or remedy shall be implied by the  failure of either  party to declare a  forfeiture,  or for any other  reason,  and no waiver of any  condition  or covenant  shall be valid  unless  it be in  writing  signed  by  the  party  granting  or consenting to such waiver.

     10.  This  Agreement  and the  exhibits  attached  hereto set forth all the covenants, promises, agreements, conditions and understandings between the parties concerning the Option Property and there are no covenants, promises,  agreements,  conditions or  understandings,  either oral or written,  between  them other  than are  herein  set forth.  Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the parties unless reduced to writing and signed by them.

     11.  In the event  that any  provision  or  section  of this  Agreement  is rendered  invalid by the decision of any court or by the  enactment of any law,  ordinance or regulation,  such provision  shall be deemed to have never been  included  therein and the balance  shall  continue in effect in accordance with its terms.

     12.  This Agreement and the rights and  obligations of the parties  arising hereunder  shall be construed in accordance with the laws of the state in which the Option Property is located.

     13.  Prospective  Tenant  shall  lease  the  Option  Property  in  "as  is"
          condition,  with  no  representations  or  warranties  by  Owner,  and
          Prospective  Tenant  hereby  relies on its personal  inspection of the
          Option Property.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -3-

IN WITNESS HEREOF,  Owner and Prospective Tenant have executed this Agreement as of the date first written above.

OWNER:

   /s/ Steve Dennis
------------------------------------
Dennis Grain, Inc.

PROSPECTIVE TENANT

NEDAK Ethanol, LLC

By:      /s/ Jerome Fagerland
       -------------------------------
Name:    Jerome Fagerland
       -------------------------------
Its:     President and General Manager
       -------------------------------

STATE OF ________________  )
                           ) ss.
COUNTY OF _______________  )

     The    foregoing    instrument    was    acknowledged    before    me    on
____________________,  2006, by  _____________________,  the  __________________
(type of officer) of Dennis Grain, Inc.

                                        ________________________________________
                                        Notary Public

My Commission expires:_____________________

STATE OF ________________  )
                           ) ss.
COUNTY OF _______________  )

     The    foregoing    instrument    was    acknowledged    before    me    on
____________________, 2006, by ______________________,  the ____________________
(type of officer) of NEDAK Ethanol, LLC.

                                        ________________________________________
                                        Notary Public

My Commission expires:_____________________

                                      -4-

                                   EXHIBIT "A"

                               Option Property Map

                                      -5-

                                   EXHIBIT "B"

                        Option Property Legal Description

                                      -6-

                                   EXHIBIT "C"

                              Form of Ground Lease

                                      -7-

                                  GROUND LEASE

     THIS GROUND LEASE (this "Lease"), dated as of _____________,  200__ between
DENNIS GRAIN, INC., a Nebraska corporation  ("Landlord") and NEDAK Ethanol, LLC, a Nebraska limited liability company ("Tenant").

                             Preliminary Statements

     Landlord is the owner in fee simple of certain land located in Holt County,
Nebraska,  legally  described on Exhibit A, attached hereto and  incorporated by reference herein (the "Premises").

     Landlord  desires to lease the  Premises to Tenant,  and Tenant  desires to lease  the  Premises  from  Landlord,  subject  to and in  accordance  with  the provisions  of this Lease.  A map  illustrating  the location of the Premises is attached hereto as Exhibit B.

                                    Agreement

     NOW,  THEREFORE,  for and in  consideration  of the  mutual  covenants  and agreements  herein set forth,  and other good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged by each party hereto,
Landlord and Tenant hereby agree as follows:

     1.   Lease of Premises.  Landlord hereby leases the Premises to Tenant upon the terms and conditions contained herein.

     2.   Term. The term of this Lease (the "Term") shall be as follows:

     (a)  Commencement  Date.  The  commencement  of this Lease for  purposes of commencement of the parties' rights and obligations hereunder shall be
          _______________, 200__ (the "Commencement Date").

     (b)  Term.  The Term of this  Lease  shall be twenty  (20)  years  from the
          Commencement Date. This lease shall automatically renew for additional five (5) year periods  unless  Tenant gives notice of  non-renewal  to
          Landlord at least three (3) months prior to expiration.

     3.   Rent.  Tenant shall pay Landlord,  at the address set forth in Section
18 below,  as annual  rental for the Premises  during the term of this Lease the sum of  $3,000.00  (the  "Rent")  without  prior  notice or demand  therefor and without  offset or  counterclaim.  Such sum shall be payable  within thirty (30)
days following the  Commencement  Date, and shall thereafter be payable annually within thirty (30) days following each anniversary of the Commencement Date.

     4.   General  Intent  of  Ground  Lease.  During  the  term of this  Lease,
Landlord shall have no responsibility  with respect to the Premises,  including, but not limited to, the payment of any costs or expenses for the use,  operation or maintenance of the Premises or any  improvements  thereon.  Real estate taxes shall paid by the Landlord.

                                      -8-

     5.   Use  of   Premises.   Tenant  may  only  use  the   Premises  for  the
construction,  operation and  maintenance of an ethanol  trans-loading  facility
(the "Trans-Loading Facility").  Tenant shall not use the Premises for any other purpose without first obtaining the written approval of Landlord,  which may not be unreasonably withheld.  Landlord shall not be obligated to provide for or pay for any improvement work or services related to the improvement of the Premises.

     Prior to construction of the  Trans-Loading  Facility,  Tenant shall submit plans  and/or  specifications  for the same to  Landlord  for  Landlord's  prior written  approval,  which may not be  unreasonably  withheld.  Tenant  shall not commence construction of the Trans-loading Facility without obtaining such prior written approval. Tenant shall construct such Trans-loading Facility and perform any repairs thereto in conformance with any and all applicable  federal,  state, county or municipal laws,  rules and  regulations.  All work with respect to the
Trans-loading  Facility  must be  done  in a good  and  workmanlike  manner  and diligently prosecuted to completion.

     Tenant's taking  possession of the Premises or any portion thereof shall be conclusive  evidence  against Tenant that the Premises was then in  satisfactory condition.  No  promises  of the  Landlord to build,  alter,  remodel,  improve, repair,  or clean  the  Premises  or any part  thereof  have been  made,  and no representation  respecting the condition of the Premises has been made to Tenant by or on behalf of Landlord.

     7.   Access to the Premises.  Tenant shall have access to the Premises on a twenty-four (24) hours per day, seven (7) days per week basis.

     8.   Utilities.  Tenant  shall  pay  for  all  utilities  provided  to  the
Premises.  Tenant  agrees  that  Landlord  shall not be liable for  damages,  by abatement of Rent or otherwise,  for failure,  delay, diminution or interruption of  any  utilities  or  services  for  any  reason,  except  when  such  delays, diminutions or interruptions are caused by the negligence or willful  misconduct of Landlord.

     9.   Compliance with Law.  During the term of this Lease,  Tenant shall, at
Tenant's sole cost and expense,  comply  promptly with all applicable  statutes, laws,  ordinances,  regulations,  and  requirements in effect during the term of this Lease  applicable to the Premises and Tenant's  activities  and  operations thereon.

     Tenant shall not use or allow  another  person or entity to use any part of the Premises for the storage,  use, treatment,  manufacture or sale of Hazardous
Materials,  as that term is defined below. Landlord acknowledges,  however, that
Tenant  may  maintain  products  at the  Premises  which  may be  incidental  or necessary  to the  operation  and  maintenance  of the Premises and which may be categorized  as  Hazardous  Materials.  Landlord  agrees  that  the  use of such products in the  Premises in  compliance  with all laws and in the manner  which such products are designed to be used shall not be a violation by Tenant of this
Section.  As used  herein,  Hazardous  Materials  mean  any  hazardous  or toxic substances,  materials or waste, pollutants or contaminants,  as defined, listed or  regulated  by any  federal,  state or local law,  regulation  or order or by common  law  decision.  Tenant  shall  cause  any  and all  Hazardous  Materials discharged  or  located  on the  Premises  during  the term of this  Lease to be removed  and  transported  solely  by duly  licensed  haulers  to duly  licensed facilities for final disposal of such materials and wastes.  Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on,

                                      -9-

under  or  about  the  Premises  in  total   conformity   with  all   applicable
environmental  laws and prudent industry practice  regarding  management of such
Hazardous Materials.  Upon expiration or earlier termination of the term of this
Lease, Tenant shall cause all Hazardous Materials brought to the Premises during the term of this Lease by anyone  other than  Landlord or  Landlord's  officers, directors,  employees or agents,  to be transported for use, storage or disposal in accordance with the compliance with all applicable  Hazardous Materials laws.
Tenant's obligations under this Section 9 shall include, without limitation, all costs  and work or  obligations  of any  governmentally  required  or  necessary environmental  investigation and cleanup of the Premises related to Tenant's use or operation of the Premises.  Landlord hereby  represents and warrants that the
Premises  comply  with all laws,  regulations  and  ordinances,  both  state and federal,  concerning  Hazardous  Materials  as of  the  Commencement  Date.  The
provisions of this Section 9 shall survive the expiration or earlier termination of the term of this Lease.

     10.  Maintenance  and  Repairs.   Landlord  shall  have  no  obligation  or
authority  whatsoever  to  maintain or repair the  Premises or any  improvements thereon.  Tenant shall, at its own expense,  perform all maintenance and repairs on the Premises, including ordinary repairs and maintenance. Tenant shall at all time keep the  Premises  free of trash,  debris,  junk,  derelict  vehicles  and derelict equipment, and shall keep all improvements hereafter constructed on the
Premises  in good  and safe  condition  and  repair.  Tenant  shall  not use the
Premises or permit the Premises to be used in any way that may create waste or a nuisance, or in any way that may damage the Premises.

     11.  Insurance & Indemnity.

     11.1 Insurance  Requirements.  Tenant  agrees  during  the term  hereof  to
maintain  public   liability  and  other  insurance  with  reputable   insurance
companies,  and shall  furnish  Landlord  within one (1) week  after  Landlord's request  therefor  certificates  of  insurance  properly  executed  by  Tenant's
insurance  companies   evidencing  such  fact.  The  insurance  coverage  to  be
maintained  by Tenant  shall name  Landlord as an  additional  insured and shall
include  commercial  general  liability  insurance,   with  blanket  contractual
liability  endorsement,  against  claims for bodily  injury,  death and property damage  occurring  on or about the  Premises,  affording  minimum  single  limit protection of $2,000,000  with respect to personal  injury or death and property damage occurring or resulting from one occurrence.

          Tenant  shall  also  maintain  worker's   compensation   insurance  in
compliance with all applicable laws.

          All such insurance required to be maintained under the first paragraph of this Section 11.1 by Tenant shall  provide that such  insurance  shall not be cancelled or coverage changed unless the insurance  company endeavors to give at least  thirty (30) days prior  written  notice to Landlord or any  mortgagee  of
Landlord.

          Tenant  agrees  to have  its  insurance  companies  issuing  insurance required  under the first  paragraph  of this  Section  11.1 waive any rights of subrogation that such companies may have against Landlord.  Tenant hereby waives any rights that it may have against Landlord on account of any loss or damage to its property to the extent such loss or damage is required to be insured against hereunder.

                                      -10-

     11.2 Indemnity.  Landlord shall not be responsible or liable for any damage or  injury  to any  property  or to any  person  or  persons  at any time on the
Premises;  nor  shall  Landlord  be in any way  responsible  or  liable  for any violation of legal  requirements  pertaining to the Premises  during the term of this  Lease;  and  Tenant  agrees  that it will  not  hold  Landlord  in any way responsible or liable  therefor.  Tenant shall  indemnify and hold harmless each
Landlord  Party  (as  hereinafter  defined)  against  and from  all  liabilities
(statutory or otherwise) and any and all claims, liabilities, demands, costs and expenses  (including  attorney  fees and  expenses)  and judgments of any nature
(collectively,  "Claims") by and on behalf of any person for any Claims incurred as owner of the Premises, including, but not limited to, Claims arising from any work or thing  whatsoever  done in, on and about the  Premises,  and shall  also indemnify and hold  harmless  each  Landlord  Party against and from any and all
Claims  arising from the operation and any condition of the Premises  during the term of this Lease,  or arising from any breach or default on the part of Tenant in the  performance  of any  covenant or  agreement  on the part of Tenant to be performed  pursuant  to this Lease,  or arising  from any act or  negligence  of
Tenant,  or of  its  or  their  agents,  contractors,  employees,  licensees  or invitees,  or arising from any accident,  injury or damage  whatsoever caused to any person or property  occurring  during the term of this Lease in or about the
Premises,  and from any spill,  leak,  release or  deposit of any  materials  or substances  (including Hazardous  Materials)  originating from the Premises onto property  other  than the  Premises.  In the event any action or  proceeding  is brought  against a Landlord Party by reason of any such Claim,  Tenant shall pay all  expenses  incurred  by such  Landlord  Party in  defending  such  action or proceeding,  including,  but not limited to,  reasonable  attorneys'  fees.  The foregoing  indemnification  of each Landlord Party shall not apply to the extent that any damage or loss is caused by the  negligence  (other than  arising  from
Landlord's  failure to take any act with respect to the Premises),  recklessness or  intentional  actions or  inactions  causing  damage or injury,  unlawful  or wrongful act of a Landlord Party or any of their respective agents, employees or invitees,  except  where the alleged  negligence,  recklessness  or  intentional action or  inaction  causing  damage or  injury,  unlawful  or  wrongful  act of
Landlord  arose out of a  condition  on or at the  Premises  which was  Tenant's obligation to prevent or remedy in the first instance.  The parties  acknowledge that the  relationship  between  Landlord  and Tenant is solely as Landlord  and
Tenant and that  Landlord and Tenant shall in no event be deemed to be an agent, partner or affiliate of each other in connection  with the activities  conducted by Tenant at the Premises or otherwise,  except as otherwise  expressly provided herein.  For purposes  hereof,  the term "Landlord  Party" means,  collectively,
Landlord and Landlord's  members,  shareholders and their respective  affiliates and the directors, officers, agents, employees, licensees and invitees of any of the foregoing.

     12.  Surrender.  On the last day of the term of this  Lease,  Tenant  shall surrender  the Premises to Landlord in good order and  condition,  provided that
Tenant  shall  be  permitted  a   reasonable   time,   which  shall  not  exceed
______________  (___)  days,  to  remove  any and all of any  fixtures  or other improvements  (including,  but not limited to, the Trans-loading  Facility) from the  Premises.  If Tenant  holds  over  after the  expiration  of the Lease Term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month  only, and shall not constitute a renewal hereof or an extension for any further term. Nothing contained in this Section 12 shall be construed  as consent by Landlord to any holding  over by Tenant,  and  Landlord expressly  reserves the right to require  Tenant to surrender  possession of the
Premises to Landlord  as  provided  in this Lease upon the  expiration  or other termination of this Lease. The provisions of this Section 12 shall not be deemed to limit or  constitute  a waiver of any other  rights or  remedies  of Landlord provided herein or at law.

                                      -11-

     13.  Eminent  Domain.  If any  part of the  Premises  shall be taken by any public  authority  under the power of  eminent  domain,  then this  Lease  shall terminate as to the part of the  Premises  taken upon the date of taking by such public  authority.  Tenant hereby  appoints  Landlord as Tenant's  agent for the purpose of handling or contesting eminent domain proceedings.  Tenant shall have no right to receive any portion of any condemnation  award made for the Premises and any improvements thereon (including the value of any leasehold interest). In the event the  Premises  or any part  thereof  is subject to a taking by eminent domain, the Landlord shall pay for all moves, deconstruction, and reinstallation costs to the Tenant for such taking.

     14. Default by Tenant; Remedies.

     14.1 Defaults.  The  occurrence of any one or more of the following  events shall constitute a material default and breach of this Lease by Tenant:

     (a)  The vacating or abandonment of the Premises by Tenant.

     (b)  The failure by Tenant to make any payment of rent or any other payment required  to be made by Tenant  hereunder,  where such  failure  shall continue for a period of one (1) month after  written  notice  thereof from Landlord to Tenant.

     (c)  The  failure by Tenant to timely  observe or perform any of the terms, covenants,  conditions  or  provisions of this Lease to be observed or performed by Tenant,  other than  described  in  paragraph  (b) above, where such failure shall  continue for a period of one (1) month after written notice thereof from Landlord to Tenant.

     (d)  (i) The  making  by  Tenant  of any  general  assignment,  or  general arrangement  for the  benefit  of  creditors;  (ii) the  filing  by or against  Tenant of a petition  to have Tenant  adjudged  bankrupt or a petition for  reorganization  or arrangement under any law relating to bankruptcy  (unless,  in the case of a petition filed against  Tenant, the same is dismissed within two (2) months); (iii) the appointment of a trustee or  receiver  to take  possession  of  substantially  all of
          Tenant's  assets  located at the  Premises or of Tenant's  interest in this Lease,  where possession is not restored to Tenant within one (1)
          month or (iv) the attachment,  execution or other judicial  seizure of substantially  all of Tenant's  assets  located at the  Premises or of
          Tenant's interest in this Lease,  where such seizure is not discharged within one (1) month.

     14.2  Remedies.  In the event of any such  default  or  breach  by  Tenant,
Landlord  may at any time  thereafter,  with or  without  notice or  demand  and without  limiting  Landlord in the  exercise of any other right or remedy  which
Landlord may have by reason of such default or breach:

     (a)  Terminate  Tenant's  right to possession of the Premises by any lawful means,  in which  case this Lease  shall  terminate  and Tenant  shall immediately  surrender possession of the Premises to Landlord. In such event  Landlord  shall be entitled to recover  from Tenant all damages incurred by Landlord by reason of Tenant's default including,  but not limited  to,  the  cost  of  recovering  possession  of the  Premises;
          expenses of reletting,  including necessary  renovation and alteration of the  Premises,

                                      -12-

          reasonable  attorney's fees, and any real estate  commission  actually incurred;  and the  worth at the time of  award  by the  court  having jurisdiction  thereof of the  amount by which the unpaid  rent for the balance of the term after the time of such award exceeds the amount of such  rental loss for the same  period  that  Tenant  proves  could be reasonably  avoided.  Unpaid  installments of rent or other moneys due
          Landlord under this Lease shall bear interest from the date due at the rate of 12% (or the  maximum  amount or interest  allowed  under state law) per annum. In the event Tenant shall have abandoned the Premises,
          Landlord  shall  have the  option of (i)  retaking  possession  of the
          Premises  and  recovering  from  Tenant the amount  specified  in this
          Section 14.2(a), or (ii) proceeding under Section 14.2(b).

         (b)      Maintain Tenant's right to possession in which case this Lease shall  continue  in effect  whether or not  Tenant  shall have abandoned  the  Premises.  In such  event  Landlord  shall  be entitled  to enforce  all of  Landlord's  rights and  remedies under this Lease,  including  the right to recover the rent as it becomes due hereunder.

         (c)      Cure  Tenant's  default,  in which case any costs  incurred by
                  Landlord  in  effecting  a partial or  complete  cure shall be immediately due and payable by Tenant as additional  rent, and shall bear interest until paid at the rate provided in Section
                  14.2(a), above.

         (d)      Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State of Nebraska.

     14.3 Cumulative Remedies;  Waiver. No remedy or election hereunder shall be deemed  exclusive but shall,  wherever  possible,  be cumulative  with all other remedies at law or in equity.

          No waiver of any  provision  of this  Lease  shall be  implied  by any failure of Landlord to enforce  any remedy on account of the  violation  of such provision,  even if such violation  shall continue or be repeated  subsequently.
Any waiver by  Landlord of any  provision  of this Lease may only be in writing.
Additionally,  no express  waiver shall affect any provision  other than the one specified  in  such  waiver  and  then  only  for  the  time  and in the  manner specifically  stated.  No receipt of monies by Landlord  from  Tenant  after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's  right of  possession  hereunder,  or after the giving of any notice shall  reinstate,  continue or extend the Lease Term or affect any notice  given
Tenant  prior to the  receipt of such  monies,  it being  agreed  that after the service of notice or the  commencement  of a suit,  or after final  judgment for possession of the  Premises,  Landlord may receive and collect any Rent due, and the  payment  of said  Rent  shall  not waive or  affect  said  notice,  suit or judgment.

     14.4 Tenant's  Reimbursement.  Tenant shall pay to Landlord,  within thirty
(30) days after delivery by Landlord to Tenant of statements therefor:  (i) sums equal to expenditures  reasonably  made and obligations  incurred by Landlord in connection with the remedying by Landlord of Tenant's  defaults  pursuant to the provisions  of the this Lease;  and in addition,  if not paid within thirty (30)
days of such demand, Tenant shall pay Landlord,  upon demand, interest at twelve percent 12% (or the maximum  amount of  interest  allowed  under the laws of the state); and (ii) sums equal to all expenditures made and obligations incurred by
Landlord in  collecting

                                      -13-

or  attempting  to collect the Rent or in enforcing or attempting to enforce any rights of Landlord  under this Lease or pursuant to law  following  any Event of
Default by Tenant for which any  applicable  notice and cure period has expired, including,  without  limitation,  all reasonable legal fees and other amounts so expended, in the event Tenant defaults in such payment,  Landlord shall have all remedies provided in this Lease.  Tenant's  obligations under this Section shall survive the expiration or sooner termination of the Term.

     15. Subletting and Assignment.  Tenant may not transfer, mortgage or assign this Lease or any of Tenant's rights,  obligations and interests  hereunder,  or sublet all or any portion of the  Premises,  without  Landlord's  prior  written consent, which may not be unreasonably withheld.  Notwithstanding the foregoing, an assignment to any affiliate of Tenant, to any entity with which or into which
Tenant  may  consolidate  or merge  or to any  entity  to which  may sell all or substantially  all of its assets shall not  constitute an assignment  under this
Lease requiring Landlord's consent.

     16. Estoppel  Certificate.  Tenant shall at any time upon not less than ten
(10) days prior written notice from Landlord execute, acknowledge and deliver to
Landlord a statement in writing (i) certifying that this Lease is unmodified and in  full  force  and  effect  (or,  if  modified,  stating  the  nature  of such modification  and certifying that this Lease,  as so modified,  is in full force and  effect)  and the date to  which  the rent  and  other  charges  are paid in advance,  if any,  and  (ii)  acknowledging  that  there  are not,  to  Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed.  Any such statement may be conclusively relied upon by any  prospective  purchaser or  encumbrancer  of the Premises.  Tenant's failure to timely  deliver such  statement  within such time shall be conclusive upon  Tenant  (i)  that  this  Lease  is  in  full  force  and  effect,  without modification  except as may be represented  by Landlord,  (ii) that there are no uncured  defaults in  Landlord's  performance,  and (iii) that not more than one month's rent has been paid in advance.

     17. Binding Effect;  Choice of Law Subject to any provisions  hereof,  this
Lease shall bind the parties,  their  personal  representatives,  successors and assigns. This Lease shall be governed by the laws of the State of Nebraska.

     18.  Notices.  All  notices  under this  Lease must be in writing  and sent prepaid  same day or next day private  courier or by hand  delivery or by United
States certified mail, return receipt  requested,  addressed as follows,  except that any party may by written  notice given as aforesaid  change its address for subsequent notices to be given hereunder:

          To Landlord:                       Dennis Grain, Inc.

                                             ---------------------------
                                             ---------------------------
                                             Attn:

                                      -14-

          To Tenant:                         NEDAK Ethanol, LLC

                                             ---------------------------
                                             ---------------------------
                                             Attn:

          Such notices shall be deemed  received when such  certified  letter is deposited in the mail or notice is transferred to a reputable overnight delivery service.

     19.  Recording  Lease or  Memorandum  of Lease.  Tenant may not record this
Lease or a memorandum thereof.

     20.  Subordination.  This Lease, at Landlord's option, shall be subordinate to any ground lease,  mortgage,  deed of trust, or any other  hypothecation  for security  now or hereafter  placed upon the real  property of which the Premises are a part and to any and all advances  made on the security  thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee,  trustee or ground  Landlord shall elect to have this Lease prior to the lien of its  mortgage,  deed of trust or ground  lease,  and  shall  give written  notice  thereof to Tenant,  this  Lease  shall be deemed  prior to such mortgage,  deed of trust, or ground lease,  whether this Lease is dated prior or subsequent  to the date of said  mortgage,  deed of trust or ground lease or the date of recording  thereof.  Tenant agrees to execute any documents  required to effectuate  such  subordination  or to make this Lease  prior to the lien of any mortgage,  deed of trust or ground lease,  as the case may be, and failing to do so within ten (10) days after written demand,  does hereby make,  constitute and irrevocably  appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

     21. "As-Is".  Tenant  acknowledges and agrees that, except as expressly set forth in this  Lease,  neither  Landlord,  nor any  agent or  representative  of
Landlord has made, and Landlord is not liable or responsible for or bound in any manner  by,  any  express or  implied  representations,  warranties,  covenants, agreements,  obligations,  guarantees,  statements,  information  or inducements pertaining  to the  Premises or any part  thereof,  title to the  Premises,  the physical  condition  thereof,  the fitness and  quality  thereof,  the value and profitability  thereof,  or any other  matter or thing  whatsoever  with respect thereto.  Tenant acknowledges,  agrees,  represents and warrants that it has had access to the Premises and such other  information  and data  relating to all of same as Tenant has considered necessary,  prudent,  appropriate or desirable for the purposes of this  transaction  and,  without  limiting the  foregoing,  that
Tenant  and  its  agents  and  representatives  have  independently   inspected,
examined, investigated, analyzed and appraised all of same. Without limiting the foregoing, Tenant acknowledges and agrees that, except as expressly set forth in this Lease,  neither  Landlord nor any  director,  officer,  employee,  agent or representative  of Landlord is liable or responsible  for or bound in any manner
by  (and  Tenant  has  not  relied   upon)  any  oral  or  written  or  supplied
representations,  warranties,  covenants, agreements,  obligations,  guarantees, statements,  information or  inducements  pertaining to the premises or any part thereof, and any other information respecting same furnished by or obtained from
Landlord or any agent or  representative  of Landlord.  Tenant  acknowledges and agrees that, except as otherwise  provided in this Lease,  Tenant is leasing the
Premises, "AS IS".

                                      -15-

     22.  Counterparts.  This Lease may be executed and delivered in one or more counterparts,  each of which when fully executed and delivered shall  constitute an original, fully enforceable agreement.

     23.  Successors and Assigns.  The terms,  covenants and  conditions  herein shall be binding upon and inure to the benefit of the  successors  and permitted assigns of the parties hereto and shall run with the land.

     24.  Authority.  Each party hereto  represents and warrants that the person executing  this Lease on behalf of such party has due and  proper  authority  to execute and deliver the same.

     25.  Covenant  Against Liens.  Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of
Tenant,  operation  of law or  otherwise,  to attach  to or be  placed  upon the
Premises. Tenant acknowledges that the filing of any lien by Tenant's contractor on the Premises could have the effect of placing Landlord in default of its loan agreements.  Notice is hereby  given that  Landlord  shall not be liable for any work or materials  furnished to Tenant on credit and that no mechanic's or other lien for any  such  work or  materials  shall  attach  to or  affect  Landlord's interest in the  Premises  based on any work or  material  supplied to Tenant or anybody claiming  through Tenant.  Landlord shall have the right at all times to post and keep posted on the  Premises any notice  which it deems  necessary  for protection from such liens.  Tenant covenants and agrees not to suffer or permit any lien of  mechanics  or  materialmen  or  others  to be  placed  against  the
Premises,  or any portion  thereof,  with respect to work or services claimed to have been performed for or materials claimed to have been furnished to Tenant or the  Premises,  and, in case of any such lien  attaching  or notice of any lien,
Tenant  covenants and agrees to cause it to be promptly  released and removed of record.  If any such lien or a notice of intent to file a lien be filed,  Tenant shall  discharge  such lien within  twenty (20) days;  provided,  that if Tenant shall in good faith desire to contest the  validity of any such lien,  it may do so by an appropriate  proceeding  after first posting a bond sufficient to cover such lien and acceptable to Landlord's title company, and thereby remove same as a cloud to Landlord's title. Tenant hereby acknowledges its failure to discharge or "bond over" such a lien will cause  Landlord to incur  various  expenses  not contemplated by this Lease causing undue expense,  the exact amount of which are presently difficult to ascertain.  Should Tenant fail to pay or "bond over" said liens  within  the  aforementioned  ten  days,  Landlord  may (but  shall not be obligated to) "bond over" such lien or actually pay the lien claimant  obtaining a release of said lien, and Tenant shall,  upon demand,  reimburse  Landlord for the  amount  so paid,  including  all  reasonable  attorneys  fees  incurred  by
Landlord.  The failure to discharge any such lien within the applicable  periods shall be deemed a default  under this  Lease.  Nothing  in this  Lease  shall be construed as in any way constituting a consent or request by Landlord, expressed or implied, by inference or otherwise, to any contractor, subcontractor, laborer or  materialman  for the  performance  of any  labor  or the  furnishing  of any materials for any specific or general improvement,  alteration,  or repair of or to the Premises or to any  buildings  or  Improvements  thereon,  or to any part thereof, Tenant agreeing that Landlord has not in any way exercised control over
Tenant's contractor.

     26.  Brokers.  Landlord  and  Tenant  warrant  that there are no claims for broker's  commission or finder's  fees in connection  with its execution of this
Lease.  Each party  warrants to the other that neither party has submitted  this transaction to any broker or finder.

                                      -16-

Each party  agrees to  indemnify,  defend and save the other  harmless  from any liability that may arise from such claims,  including  reasonable  attorney fees asserted by any other broker  claiming to have been engaged by the  indemnifying party.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      -17-

     IN WITNESS  WHEREOF,  the parties have  executed  this Lease as of the date first written above.

LANDLORD:

DENNIS GRAIN, INC.

By:      _________________________

Name:    _________________________

Its:     _________________________

TENANT:

NEDAK ETHANOL, LLC

By:      __________________________

Name:    __________________________

Its:     __________________________

                                      -18-

                            EXHIBIT A TO GROUND LEASE

                          Legal Description of Premises

     A tract of land located in the Southwest  Quarter of the Southwest  Quarter of Section 29, Township 29, North,  Range 11, West of the 6th P.M., Holt County,
Nebraska,  more particularly  described as follows:  Beginning at the south 1/16 corner common to Sections 29 and 30, Township 29 North, Rage 11, West of the 6th
P.M., Holt County,  Nebraska;  thence 89(degree)26'05" East (an assumed bearing)
604.54 feet on the North line of the Southwest Quarter of said Section 29 to the
West  right  of way  line of wye  tracks  #3 and #4 of the  Burlington  Northern
Railroad Company;  thence South  18(degree)19'14"  West, 288.39 feet on the West right of way line of said wye  tracks #3 and #4 to the  beginning  of a curve #3 concave to the Northwest  having a radius of 516.79 feet;  thence  Southwesterly
154.37   feet  along  said  curve  #3  the  chord  of  said  curve  bears  South
23(degree)19'35"  West, 153.80 feet; thence North  89(degree)47'51" West, 452.96
feet  to  a  point  on  the  West  line  of  said   Section  29;   thence  North
0(degree)00'00" East 419.36 feet to the point of beginning.

     A tract of land located in the Southwest  Quarter of the Southwest  Quarter of Section 29,  Township 29 North,  Range 11, West of the 6th P.M., Holt County,
Nebraska,  more  particularly  described as follows:  Beginning at the Southwest
Quarter of Section 29,  Township 29 North,  Range 11, West of the 6th P.M., Holt
County,  Nebraska;  thence  North on the West line of said Section 29, said line having as an assumed bearing of North  0(degree)00'00" East, 385.04 feet; thence
South  79(degree)57'58"  East 425.42  feet;  thence North  0(degree)02'00"  West
155.51  feet to the South  right of way line of spur track #5 of the  Burlington
Northern Railroad Company;  thence South  71(degree)38'06"  East, 939.08 feet on the Southerly right of way line of said Railroad Company to the East line of the
Southwest  Quarter of the  Southwest  Quarter of said  Section 29;  thence South
0(degree)28'45"  West,  182.69 feet on the East line of the Southwest Quarter of the Southwest  Quarter of said Section 29; thence North  89(degree)28'19"  West,
1308.96 feet on the South line of said Section 29 to the point of beginning.

                                      -19-

                            EXHIBIT B TO GROUND LEASE

                                 Map of Premises

                                      -20-